UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 1, 2011

THE JONES GROUP INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 1, 2011, The Jones Group Inc. ("Jones") entered into an amendment (the "Amendment") to the Amended and Restated Credit Agreement dated as of April 28, 2011, as amended as of July 12, 2011, by and among Jones, the other borrowers and subsidiaries party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent for the lenders, JPMorgan Chase Bank, N.A., Toronto Branch, as the administrative agent for the international lenders, and J.P. Morgan Europe Limited, as administrative agent for the international lenders. The Amendment provides for (x) the removal of a fixed charge coverage ratio test from the covenants on permitted acquisitions, investments, restricted payments, and prepayment of Jones's bonds maturing in 2014, and (y) a concomitant increase in the minimum availability level for those covenants, from 17.5% to 20%.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Amended and Restated Credit Agreement dated as of April 28, 2011 has been previously filed with, and is described in, Jones's Current Report on Form 8-K dated April 28, 2011. Amendment No. 1 to Amended and Restated Credit Agreement, dated as of July 12, 2011, was filed with, and is described in, Jones's Quarterly Report on Form 10-Q dated July 29, 2011.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 to Amended and Restated Credit Agreement, dated as of December 1, 2011, by and among The Jones Group Inc., the other borrowers and subsidiaries party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, JPMorgan Chase Bank, N.A., Toronto Branch, as administrative agent for the international lenders, J.P. Morgan Europe Limited as administrative agent for the international lenders.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant) By: /s/ Ira M. Dansky Ira M. Dansky Executive Vice President, General Counsel and Secretary

 Date: December 1, 2011

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 2 to Amended and Restated Credit Agreement, dated as of December 1, 2011, by and among The Jones Group Inc., the other borrowers and subsidiaries party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, JPMorgan Chase Bank, N.A., Toronto Branch, as administrative agent for the international lenders, J.P. Morgan Europe Limited as administrative agent for the international lenders.

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